Exhibit 10.37

AMENDED AND RESTATED
LMI AEROSPACE, INC.
1998 STOCK OPTION PLAN
(Restated as of May 24, 2000)

I. Purpose of the Plan

        The Amended and Restated LMI Aerospace, Inc. 1998 Stock Option Plan (the “Plan”) is intended to provide a means whereby employees and directors of LMI Aerospace, Inc., a Missouri corporation (“LMI”), and its subsidiaries (collectively, the “Company”) may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, LMI may award to employees and directors of the Company options (“Options”) to purchase shares of LMI’s common stock, par value $0.02 per share (the “Stock”). Options may be either nonqualified stock options (“NQSOs”) or options which are intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

II. Term of Plan

        The Plan was initially approved and adopted by the directors of LMI on May 11, 1998 and became effective as of such date. The Plan was amended and restated in its entirety effective as of May 24, 2000. The Plan was originally approved and adopted by the stockholders of LMI on May 11, 1998. The Plan shall remain in effect until the earlier of ten years from the original effective date or the earlier termination by the Board of Directors of LMI (the “Board”). If the Plan is terminated by the Board, no Options may be awarded after the effective date of such termination, but Options previously granted shall remain outstanding in accordance with all applicable terms and conditions under which they were granted and the terms and conditions of the Plan.

III. Plan Administration

        The Plan shall be administered by the Board or a committee consisting of at least two members of the Board (the “Committee”); provided that so long as LMI is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”), each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the 1934 Act, as such rule or its equivalent is then in effect (“Rule 16b-3”) and an “outside director,” within the meaning of Treas. Reg. §§1.162-27(e)(3) or any successor thereto. Committee members shall serve at the pleasure of the Board and may resign at any time by delivering written notice to the Board. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. The Committee shall act by a majority of its members and the Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by all of its members.

        Subject to and consistent with the terms, restrictions and limitations of the Plan, the Committee shall have the sole authority to: (i) grant Options; (ii) determine the terms and provisions of each agreement with an optionee pursuant to which Options are granted under the Plan (an “Agreement”), including the determination of the purchase price of the Stock covered by each Option (the “Exercise Price”), the terms and duration of each Option, the employees and directors to whom, and the times at which, Options shall be granted, whether the Option shall be an NQSO or an ISO, and the number of shares to be covered by each Option; (iii) prepare and distribute, in such manner as the Committee determines to be appropriate, information about the Plan; and (iv) make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may vary the terms and provisions of the individual Agreements in its discretion, and may fix such waiting and/or vesting periods, exercise dates or other limitations as it shall deem appropriate with respect to Options granted under the Plan including, without limitation, the achievement of specific goals as a condition to vesting, and may specify those conditions upon which such vesting provisions or exercise dates may be accelerated. Notwithstanding the foregoing, the Committee is not authorized to make any determination inconsistent with the requirements, restrictions, prohibitions or limitations specified in the Plan.

        The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as shall be designated from time to time by the Committee. All expenses and liabilities incurred by the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Board, the Company and the directors, officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. The interpretation and construction by the Committee of any provisions of the Plan and any determination by the Committee under any provision of the Plan shall be final and conclusive for all purposes. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the fullest extent permitted by law. The members of the Committee shall be named as insureds in connection with any directors and officers liability insurance coverage that may be in effect from time to time.

IV. Eligibility

        Employees and directors of the Company shall be eligible to receive Options under the Plan. In granting Options to an employee, the Committee shall take into consideration the contribution the employee has made or may make to the success of the Company and such other considerations as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other employees of the Company with regard to these matters; provided, however, that the Chief Executive Officer of the Company shall not consult with or otherwise participate in any decision with respect to granting of Options to such Chief Executive Officer. In no event shall any employee or his or her legal representatives, heirs, legatees, distributees, or successors have any right to participate in the Plan, except to such extent, if any, as the Committee shall determine. All non-employee directors shall be granted Options as provided in Article VI hereof.

V. Shares Subject to the Plan

        Subject to adjustment as provided in Article VII, the aggregate number of shares which may be issued pursuant to the exercise of Options granted under the Plan shall not exceed 900,000. Such shares may consist of authorized but unissued shares of Stock or previously issued shares reacquired by LMI. Any of such shares which remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan and the expiration of all Options granted under the Plan, LMI shall at all times reserve for issuance upon the exercise of Options granted under the Plan a sufficient number of shares to meet the requirements of the Plan and the outstanding Options. If any Option, in whole or in part, terminates by expiration or for any other reason other than exercise, the shares reserved for issuance upon exercise of such Option shall be available for later grants under the Plan.

VI. Grants of Options

        Options granted under the Plan shall be of such type (ISO or NQSO), for such number of shares of Stock, and subject to such terms and conditions as the Committee shall designate. The Committee may grant Options to any eligible individual at any time and from time to time during the term of the Plan as set forth in Article II. For purposes of the Plan, the date on which an Option is granted is referred to as the “Grant Date.”

        To the extent that the aggregate Market Value Per Share (determined at the Grant Date) of Stock with respect to which ISOs (determined without regard to this sentence) are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such ISOs shall be treated as NQSOs. The foregoing limitation on ISOs shall be applied by taking into account the ISOs in the order in which they were granted.

        Options granted pursuant to the Plan shall be evidenced by Agreements that shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with the Plan, as the Committee shall deem advisable. References herein to “Agreements” shall include, to the extent applicable, any amendments to such Agreements.

A. Payment of Option Exercise Price. Upon exercise of an Option, the full Exercise Price for the shares with respect to which the Option is being exercised shall be payable to the Company: (i) in cash or by check payable and acceptable to the Company; (ii) by tendering to the Company shares of Stock owned by the optionee having an aggregate Market Value Per Share (as defined below) as of the date of exercise and tender that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above; or (iii) subject to such instructions as the Committee may specify, at the optionee’s written request the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee’s behalf the full amount of the Exercise Price from the proceeds of such sale. In the event the optionee elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the optionee owns the number of shares of Stock being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares of Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

B. Number of Shares. Each Agreement shall state the total number of shares of Stock that are subject to the Option.

C. Exercise Price. The Exercise Price for each Option shall be fixed by the Committee at the Grant Date, but (i) in no event may the Exercise Price per share for shares of Stock subject to an ISO be less than the Market Value Per Share (as defined below) on the Grant Date; and (ii) in no event may the Exercise Price for shares of Stock subject to an ISO granted to an employee who owns (including ownership through the attribution provisions of Section 424(d) of the Code) in excess of 10 percent of the outstanding voting stock of the Company (a "10 percent Stockholder") be less than 110 percent of the Market Value Per Share on the Grant Date.

D. Market Value Per Share. The “Market Value Per Share” as of any particular date (“Date”) shall be determined as follows: (i) if the Stock is listed for trading on a national or regional stock exchange or is included in the NASDAQ National Market or Small-Cap Market, the closing selling price quoted on such exchange or in such market which is published in The Wall Street Journal for the trading day immediately preceding the Date, or if no trade of the Stock shall have been reported for the Date, the closing price quoted on such exchange or in such market which is published in The Wall Street Journal for the next day prior thereto on which a trade of the Stock was reported; or (ii) if the Stock is not so listed, admitted to trading or included in such market, the average of the highest reported bid and lowest reported asked prices as quoted in the “pink sheets” published by the National Daily Quotation Bureau for the first day immediately preceding the Date on which the Stock is traded. If shares of the Stock are not listed or admitted to trading on any exchange, including either of such markets, or quoted in the “pink sheets,” the “Market Value Per Share” shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

E. Term. The term of each Option shall be determined by the Committee at the Grant Date; provided, however, that each Option shall, notwithstanding anything in the Plan or an Agreement to the contrary, expire not more than ten years (five years with respect to an ISO granted to an employee who is a 10 percent Stockholder) from the Grant Date or, if earlier, the date specified in the Agreement.

F. Terms Governing Exercise. In the discretion of the Committee, each Agreement may contain provisions stating that the Option granted therein may not be exercised in whole or in part for a period or periods of time or until the achievement of specific goals, in either case as specified in such Agreement. Except as so specified therein, any Option may be exercised in whole at any time or in part from time to time during its term, provided that in no event shall an Option, or any portion thereof, be exercisable until at least six months after the date of grant of such Option. No ISO granted to a 10 percent Stockholder may be exercisable later than five years from the Grant Date.

G. Termination of Employment. If an individual's employment with the Company shall terminate for a reason other than: (i) retirement in accordance with the terms of a retirement plan or policy of LMI or one of its subsidiaries ("Retirement"); (ii) "Permanent Disability" (as defined in Section 22(e)(3) of the Code); or (iii) death, the individual's Options and all unexercised rights thereunder shall expire and automatically terminate.

If termination of employment is due to Retirement or permanent disability, the individual shall have the right to exercise any Option at any time within the 12-month period (three-month period in the case of Retirement for Options that are ISOs) following such termination of employment or the expiration date of such Option, whichever shall first occur, provided that such Option shall be exercisable only to the extent it was exercisable immediately prior to such termination of employment.

Whether any termination of employment is due to Retirement or permanent disability and whether an authorized leave of absence or absence for military or government service or for other reasons shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee in its sole discretion.

If an individual shall die while entitled to exercise an Option, the individual’s estate, personal representative or beneficiary, as the case may be, shall have the right to exercise the Option at any time within the 12-month period following the date of the optionee’s death or the expiration date of such Option, whichever shall first occur, provided that such Option shall be exercisable only to the extent that the optionee was entitled to exercise the same on the day immediately prior to the optionee’s death.

        Non-qualified stock options shall be granted to each non-employee director of the Company to purchase 3,000 shares of Stock non-qualified stock options each year coincident with the annual meeting of the shareholders of the Company. The Exercise Price for such Option shall be the Market Value Per Share as of the date of the annual meeting of shareholders. The term of any such Option shall be 10 years from date of grant and such Option shall be fully exercisable upon grant. Except as provided in Section G of this Article VI with respect to death and disability, any Option granted to a non-employee director shall terminate upon the earlier of the expiration of the term of the Option or the termination of the optionee’s status as a director of the Company.

        Options may be granted under the Plan from time to time in substitution for stock options and stock appreciation rights held by employees of corporations other than the Company who become employees of the Company as a result of a merger or consolidation of such other corporation with any entity within the Company, the acquisition by any entity within the Company of assets of such other corporation, or the acquisition by any entity within the Company of stock of such other corporation with the result that such other corporation becomes a subsidiary of an entity within the Company.

VII. Changes in Capital Structure – Change in Control

        A. Changes in Capital Structure. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of LMI to make or authorize any adjustment, recapitalization, reorganization or other change in LMI’s capital structure or its business, any merger or consolidation of LMI, any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of LMI or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

        The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the termination of the Plan or the expiration of an Option theretofore granted, LMI shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by LMI, the remaining shares of Stock available under the Plan and the number of shares of Stock with respect to which such Option may thereafter be exercised: (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased and the Exercise Price per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced and the Exercise Price per share shall be proportionately increased, such that there shall be no change in the aggregate Exercise Price applicable to the unexercised portion of the Option. Adjustments under this Article VII shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

        Except as may otherwise be expressly provided in the Plan, the issuance by LMI of shares of capital stock of any class or securities convertible into shares of capital stock of any class for cash, property, labor, or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of LMI convertible into such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Options theretofore granted or the Exercise Price per share with respect to outstanding Options.

        If LMI effects a recapitalization or otherwise materially changes its capital structure (both of the foregoing are herein referred to as a “Fundamental Change”), then thereafter upon any exercise of an Option granted before the Fundamental Change the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of capital stock and securities to which the optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable.

        Notwithstanding anything to the contrary contained in this Article VII, upon the dissolution or liquidation of LMI, or upon a reorganization, merger or consolidation of LMI with one or more corporations as a result of which LMI is not the surviving corporation (or, in the case of a three party merger where LMI, while the surviving corporation, becomes a subsidiary of another corporation), or upon a sale of substantially all of the assets of LMI, then the Plan shall terminate, and any Options granted under the Plan shall terminate simultaneously with the consummation of any such transaction (a “Control Transaction”), provided, however, that upon the execution by the Company of an agreement providing for or the recommendation of the Company with respect to, a Control Transaction, all restrictions with respect to the exercisability of outstanding Options shall lapse and each such Option shall be exercisable in full. Notwithstanding the foregoing, if the provision shall be made in writing in connection with the Control Transaction in question for the continuance of the Plan, for the assumption of Options previously granted, or the substitution for such Options with new options to purchase the stock of a successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and the option price, Options previously granted shall continue in the manner and under the terms so provided; provided, however, that the Committee or the Board shall have the authority to amend this Article to require that a successor assume all obligations under any outstanding Options.

        B. Change in Control. Notwithstanding any other provision of this Plan, if the terms of the agreement under which the Committee has granted an option hereunder (“Subject Option Agreement”) shall so provide, upon a “Change in Control” (as hereinafter defined), any outstanding and unexercised Options granted under a Subject Option Agreement shall become immediately and fully exercisable, and shall remain exercisable until it would otherwise expire by reason of lapse of time.

        For purposes of this Plan, the term “Change in Control” shall mean a change in the control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act; provided that, for purposes of this Plan, a Change in Control shall be deemed to have occurred if (i) any person, corporation (other than the Company), partnership, trust, association, pool, syndicate organization or other entity (each, a “Person”) or group of Persons acting in concert is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company which represent more than twenty-five percent (25%) of the combined voting power of the Company’s then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company’s stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own more than fifty percent (50%) of the voting capital stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

VIII. Optionee’s Agreement

        If, at the time of the exercise of any Option, in the opinion of counsel for LMI, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the individual exercising the Option to agree to hold any shares issued to the individual for investment and without intention to resell or distribute the same and for the individual to agree to dispose of such shares only in compliance with such laws and regulations, the individual shall be required, upon the request of LMI, to execute and deliver to LMI, an agreement to such effect.

IX. Amendment and Termination

        Subject to any requirement of stockholder approval contained in Section 422 of the Code or Rule 16b-3, the Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any Options hereunder; provided, that no change in any Option granted before such time may be made which would impair the rights of the optionee without the consent of such optionee.

X. Preemption by Applicable Laws and Regulations

        Anything in the Plan or any Agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified in the Plan or in any Agreement for the making of any determination with respect to the issuance or other distribution of shares of Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either LMI or the Optionee (or the Optionee’s beneficiary), as the case may be, to take any action in connection with any such determination, the issuance or distribution of such shares or the making of such determination shall be deferred until such action shall have been taken.

XI. Miscellaneous

A. No Employment Contract. Nothing contained in the Plan shall be construed as conferring upon any employee the right to continue in the employ of the Company.

B. Employment with Subsidiaries. Employment by the Company for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any subsidiary of LMI.

C. No Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to shares issuable upon exercise of an Option until the date of the issuance of shares to the Optionee pursuant to such exercise. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

D. No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving any Optionee, such Optionee ‘s beneficiaries, or any other person any equity or other interest of any kind in any assets of LMI or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between LMI or any subsidiary and any such person.

E. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent LMI or any subsidiary from taking any corporate action that is deemed by it to be appropriate or in its best interests, whether or not such action would have an adverse effect on the Plan or any Option granted under the Plan. No Optionee, beneficiary or other person shall have any claim against LMI or any subsidiary as a result of any such action.

F. Non-Assignability. Neither an Optionee nor an Optionee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such employee's or beneficiary's interest arising under the Plan or any Option granted under the Plan; nor shall such interest be subject to seizure for the payment of an employee's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of an Optionee's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or an Option granted under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the Agreement evidencing such Option.

G. Privilege of Stock Ownership. No person entitled to exercise any Option granted under the Plan shall have rights or privileges of a stockholder of the Company for any shares of Stock issuable upon exercise of such Option until such person has become the holder of record of such shares.

H. Application of Funds. The proceeds received by the Company from the sale of shares of Stock pursuant to the Plan shall be used for general corporate purposes.

I. Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Missouri without regard to the law of conflicts. Titles and headings to articles in the Plan are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

J. Tax Withholding. The Company shall have the right to take all necessary action to satisfy applicable obligations to withhold amounts pursuant to federal, state, or local tax law, including, without limitation, the deduction from shares of Stock delivered to an Optionee upon exercise of NQSO shares having an aggregate value equal to or less than the amount required to be withheld. The Committee may permit Optionees to elect whether to pay cash or to use shares of Stock to satisfy tax withholding requirements. Shares so used shall be valued at the Market Value Per Share as of the date of the event triggering a withholding obligation.